SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 3, 1997

                          SPECIALTY CARE NETWORK, INC.
                          ----------------------------
                 (Exact Name of Registrant Specified in Charter)


    Delaware                   0-22019                        62-1623449
----------------          ----------------                 -------------------
(State or Other           (Commission File                  (I.R.S. Employer
Jurisdiction of               Number)                      Identification No.)
Incorporation)


     44 Union Boulevard, Suite 600
         Lakewood, Colorado                                        80228
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (303) 716-0041

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (b)  Pro Forma Financial Information (unaudited).

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

                 OF SPECIALTY CARE NETWORK, INC. AND SUBSIDIARY


Basis of Presentation

The following unaudited pro forma consolidated statements of income give effect to acquisitions by Specialty Care Network, Inc. (the "Company"), a Delaware corporation, of substantially all of the net assets of the Predecessor Practices and Medical Rehabilitation Specialists, P.A. ("MRS"), in exchange for shares of the Company's common stock, cash and the assumption of certain liabilities, and the effects of the service agreements described below. For purposes of these pro forma consolidated financial statements, the terms "Predecessor Practices" and "Initial Affiliated Practices" are defined to include the following entities:


     Predecessor Practices                            Initial Affiliated Practices
     ---------------------                            -----------------------------
Reconstructive Orthopaedic Associates, Inc.       Reconstructive Orthopaedic Associates II, P.C.
Princeton Orthopaedic Associates, P.A.            Princeton Orthopaedic Associates II, P.A.
Tallahassee Orthopedic Clinic, Inc.               TOC Specialists, P.L.
Greater Chesapeake Orthopaedic                    Greater Chesapeake Orthopaedic
     Associates, LLC                                   Associates, LLC
Vero Orthopaedics, P.A.                           Vero Orthopaedics II, P.A.


Pursuant to the service agreements between the Company and each of the Initial Affiliated Practices, which became effective on November 12, 1996, and the service agreement, dated March 3, 1997, with Medical Rehabilitation Specialists II, P.A. ("MRS II"), the successor to MRS, the Company provides management, administrative and development services to the Initial Affiliated Practices and MRS II in return for a service fee (the Initial Affiliated Practices and MRS II are collectively referred to as the "Affiliated Practices"). The Affiliated Practices retain, among other things, sole responsibility for all aspects of the practice of medicine. All service agreements described herein are collectively referred to as the "Service Agreements."

The unaudited pro forma consolidated statements of income have been prepared by the Company based upon the historical financial statements of Specialty Care Network, Inc. and subsidiary, the Predecessor Practices and MRS, and certain preliminary estimates and assumptions deemed appropriate by management of the Company. These pro forma consolidated statements of income may not be indicative of actual results if the transactions had occurred on the dates indicated or which may be realized in the future. Neither expected benefits nor cost reductions anticipated by the Company following consummation of the aforementioned acquisition transactions and the execution of the Service Agreements have been reflected in the pro forma consolidated statements of income; however, additional estimated future corporate overhead and direct costs of the Company have been reflected in the pro forma consolidated statements of income. A pro forma consolidated balance sheet has not been presented because the acquisition of substantially all of the net assets of MRS was reflected in the Company's March 31, 1997 consolidated balance sheet, included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997. The pro forma consolidated statement of income for the year ended December 31, 1996 assumes that the acquisition of the assets of the Predecessor Practice and MRS and the entry into the Service Agreements occurred on January 1, 1996. The pro forma consolidated statement of income for the three months ended March 31, 1997 assumes that the acquisition of the assets of MRS and the entry into the service agreement between the Company and MRS II occurred on January 1, 1997.

The pro forma consolidated statements of income should be read in conjunction with the historical financial statements of the Company and Reconstructive Orthopaedic Associates II, P.C., including the related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations," that appear in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as well as the historical consolidated financial statements of the Company, including the related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations," that appear in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                   SPECIALTY CARE NETWORK, INC. AND SUBSIDIARY
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996


                                                                 Specialty Care                     Pro Forma
                                                                  Network, Inc.      Pro Forma      Adjustment
                                                                  & Subsidiary      Adjustments       Legend       Pro Forma
                                                                ----------------------------------------------------------------

Management fee revenue, including reimbursement of
     clinical expenses                                                 $4,392,050     $29,771,557      (1)          $34,163,607
Operating expenses:
     Clinic expenses                                                    2,820,743      21,355,007      (2)           24,175,750
     Salaries, wages and benefits                                       1,917,891         971,073      (3)            2,888,964
     General and administrative expenses                                1,255,011       1,100,254      (4)            2,355,265
     Costs to evaluate and acquire physician practices                    597,361        (526,184)     (5)               71,177
     Interest expense, net                                                 78,498         (52,039)     (6)               26,459
                                                                       ----------     -----------                   -----------
                                                                        6,669,504      22,848,111                    29,517,615
                                                                       ----------     -----------                   -----------
Income (loss) from operations                                          (2,277,454)      6,923,446                     4,645,992
Income tax benefit (expense)                                              506,071      (2,410,928)      (7)          (1,904,857)
                                                                       ----------     -----------                   -----------
Net income (loss)                                                     ($1,771,383)     $4,512,518                    $2,741,135
                                                                      ===========     ===========                   ===========

Net income (loss) per share                                                ($0.15)                                        $0.22
                                                                      ===========                                   ===========

Weighted average number of common shares and
     common share equivalents used in computation                      12,026,347                                    12,280,641
                                                                      ===========                                   ===========


See accompanying notes to unaudited pro forma consolidated statements of income.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                   SPECIALTY CARE NETWORK, INC. AND SUBSIDIARY
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 1997



                                                               Specialty Care                    Pro Forma
                                                                Network, Inc.      Pro Forma     Adjustment
                                                                & Subsidiary      Adjustments      Legend       Pro Forma
                                                            -----------------     -----------    ----------     ----------

Management fee revenue, including reimbursement of
     clinical expenses                                            $7,297,553          $79,337        (1)         $7,376,890
                                                                  ----------          -------                    ----------

Operating expenses:
     Clinic expenses                                               4,924,705           27,087        (2)          4,951,792
     Salaries, wages and benefits                                    703,959           10,000        (3)            713,959
     General and administrative expenses                             390,996           31,292        (4)            422,288
     Costs to evaluate and acquire physician practices                21,782                -                        21,782
     Interest income, net                                            (70,819)               -                       (70,819)
                                                                  ----------          -------                    ----------
                                                                   5,970,623           68,379                     6,039,002
                                                                  ----------          -------                    ----------
Income from operations                                             1,326,930           10,958                     1,337,888
Income tax (expense)                                                (544,000)          (4,534)       (7)           (548,534)
                                                                  ----------          -------                    ----------
Net income                                                          $782,930           $6,424                      $789,354
                                                                  ==========          =======                    ==========

Net income per share                                                   $0.06                                          $0.06
                                                                  ==========                                     ==========

Weighted average number of common shares and
     common share equivalents used in computation                 13,460,504                                     13,714,798
                                                                  ==========                                     ==========


See accompanying notes to unaudited pro forma consolidated statements of income.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

                 OF SPECIALTY CARE NETWORK, INC. AND SUBSIDIARY

                NOTES TO PRO FORMA CONSOLIDATED STATEMENTS INCOME

Pro Forma Consolidated Statements of Income Adjustments

                                                                                             Year Ended            Three months
                                                                                             December 31,         Ended March 31,
                                                                                                 1996                  1997
                                                                                             ------------         ---------------
1.  Reflects the following adjustments to management fee revenue:
    (i)  Recognition of service fee revenue based on long-term service agreements              $8,416,550             $52,250
    (ii) Reimbursement of clinic operating expenses                                            21,355,007              27,087
                                                                                               ----------             -------
                                                                                               29,771,557              79,337

Pursuant to the terms of the Service Agreements, the above fees consist of the following: (i) service fees based on a percentage (the "Service Fee Percentage") ranging from 20% to 33% of the Adjusted Pre-Tax Income of the Affiliated Practices (defined as revenue of the Affiliated Practices related to professional services less amounts equal to certain clinic expenses of the Affiliated Practices ("Clinic Expenses," as more fully defined in the Service Agreements), not including physician owner compensation or most benefits to physician owners) and (ii) amounts equal to Clinic Expenses. However, for the first three years following affiliation, the portion of the service fees described under clause (i) is specified to be the greater of the amount payable as described under clause (i) above, or a fixed dollar amount (the "Base Service Fee"), which was generally calculated by applying the respective Service Fee Percentage to Adjusted Pre-Tax Income of the Affiliated Practice for the twelve months prior to affiliation. The aggregate annual Base Service Fee for the Affiliated Practices is approximately $9.9 million. This Base Service Fee was used to calculate the above pro forma management fee revenue adjustment for both periods presented. For the three months ended March 31, 1997, as reflected on a pro forma basis, the Affiliated Practices are below the Base Service Fee by approximately $245,000 in the aggregate. In addition, with respect to its management of certain facilities and ancillary services associated with certain physician practices, the Company receives fees ranging from 2% to 8% of net revenue.


2.  Reflects the following adjustments to clinic expenses:
   (i)  Incremental clinic expenses for the Predecessor Practices for the period
        ended November 11, 1996                                                                 21,192,485                 --
   (ii) Incremental clinic expenses for MRS                                                        162,522              27,087
                                                                                                ----------              ------
                                                                                                21,355,007              27,087

3.  Reflects the following adjustments to salaries, wages and benefits:
    (i)  Corporate office and officer compensation and fringe benefit expenses                     971,073              10,000
                                                                                                ----------              ------
                                                                                                   971,073              10,000
4.  Reflects the following adjustments to general and administrative expenses:
    (i)  Additional expense for amortization of service agreements                                  95,170              23,792
    (ii) Annualized historical corporate general and administrative expenses                     1,005,084               7,500
                                                                                                ----------              ------
                                                                                                 1,100,254              31,292

Adjustments to historical corporate general and administrative expenses are based upon (i) projected operational requirements, including rent, insurance, travel, recruiting and utilities and (ii) projected depreciation and amortization based on projected capital asset and corporate financing requirements.

5.  Reflects the following adjustment to costs to evaluate and acquire
     physician  practices                                                                         (526,184)                --
                                                                                                ----------              ------
                                                                                                  (526,184)                --


6.  Reflects the following adjustments to interest (income) expense:
    (i) Elimination of convertible debentures                                                      (52,039)                --
                                                                                                ----------              ------
                                                                                                   (52,039)                --


7.  Reflects the following adjustment to the provision for income taxes:
    (i)  Provide for an expected combined federal and state effective income tax
        rate of 41.0%                                                                           (2,410,928)             (4,534)
                                                                                                ----------              ------
                                                                                                (2,410,928)             (4,534)


8. The computation of pro forma net income per share is based upon the weighted average common shares outstanding and common stock equivalents, using the treasury stock method at the $8.00 initial public offering price for any transaction deemed to have transpired before the date of the Company's initial public offering, calculated as follows:



                                                                                          Year Ended           Three Months
                                                                                      December 31, 1996     Ended March 31, 1997
                                                                                      -----------------     --------------------
Shares distributed to stockholders of the Predecessor Practices
     in November 1996                                                                      7,659,115
Shares issued to Tallahassee Orthopedic Clinic, Inc. in October 1996                         100,000
Shares converted from debt and accrued interest into common stock by
     debenture holders in November 1996                                                    2,020,901
Common stock equivalents arising from cash paid to certain physician
     stockholders of one of the Predecessor Practices                                        192,234
Common stock equivalents attributable to outstanding stock options                           603,960               673,509
Common stock deemed to be issued to the physician stockholder
     of MRS                                                                                  243,833               243,833
Common stock equivalents attributable to cash paid to the former
     stockholder of MRS                                                                       10,461                10,461
Weighted average common shares outstanding, exclusive of the impact
     of the abovementioned items                                                           1,450,137            12,786,995
                                                                                          ----------            ----------
                                                                                          12,280,641            13,714,798
                                                                                          ==========            ==========

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPECIALTY CARE NETWORK, INC.
                                       (Registrant)


                                 By: /s/ D. Paul Davis
                                     ------------------
                                     Senior Vice President of Finance/Controller

Dated:  August 1, 1997